Exhibit 99.1
Fidelity National Financial, Inc. Reports Second Quarter 2007 EPS of $0.38
Jacksonville, Fla. — (July 25, 2007) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, specialty insurance and claims management services, today reported operating results for the three-month and six-month periods ended June 30, 2007.

			Pro Forma
	Three Months	Three Months Ended	Three Months Ended
	Ended June 30, 2007	June 30, 2006*	June 30, 2006**
Total revenue	$1.49 billion	$2.64 billion	$1.66 billion
Pre-tax margin	8.4%	11.2%	11.8%
Net earnings	$84.8 million	$132.6 million	$125.1 million
Net earnings per diluted share	$0.38	$0.76	$0.56
Cash flow from operations	$144.6 million	$324.8 million	N/A
Return on average equity	9.6%	12.4%	N/A

			Pro Forma
	Six Months Ended	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006*	June 30, 2006**
Total revenue	$2.86 billion	$5.00 billion	$3.17 billion
Pre-tax margin	8.8%	10.3%	11.1%
Net earnings	$168.2 million	$239.0 million	$223.9 million
Net earnings per diluted share	$0.75	$1.38	$1.01
Cash flow from operations	$229.7 million	$332.8 million	N/A
Return on average equity	9.6%	12.5%	N/A

*	The three-month and six-month periods ended June 30, 2006, include the results of Fidelity National Information Services, Inc. (“FIS”), which was a majority-owned subsidiary of FNF during those periods in 2006.

**	A complete pro forma summary of earnings excluding FIS and the minority interest expense related to Fidelity National Title Group, Inc. (“FNT”) for the three-month and six month periods ended June 30, 2006, is included later in this press release.

     The following are summary financial and operational results for the current operating segments of FNF for the three-month and six-month periods ended June 30, 2007, and 2006:
     Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended,
	June 30, 2007	June 30, 2006
Total revenue	$1.36 billion	$1.56 billion
Pre-tax earnings	$131.1 million	$191.5 million
Pre-tax margin	9.6%	12.3%

	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006
Total revenue	$2.61 billion	$2.95 billion
Pre-tax earnings	$245.9 million	$324.0 million
Pre-tax margin	9.4%	11.0%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
April 2007	211,100	136,000	64%
May 2007	215,700	141,200	65%
June 2007	195,300	131,500	67%

Second Quarter 2007	622,100	408,700	66%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
April 2006	217,700	146,400	67%
May 2006	243,000	161,800	67%
June 2006	236,500	165,600	70%

Second Quarter 2006	697,200	473,800	68%

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
2nd Quarter 2007	14,694	8,726	$86,942	$9,964
2nd Quarter 2006	14,240	9,064	$68,936	$7,605
- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
     Specialty Insurance

	Three Months Ended	Three Months Ended
	June 30, 2007	June 30, 2006
Total revenue	$103.8 million	$101.4 million
Pre-tax earnings	$13.9 million	$15.5 million
Pre-tax margin	13.4%	15.3%

	Six Months Ended	Six Months Ended
	June 30, 2007	June 30, 2006
Total revenue	$202.8 million	$211.8 million
Pre-tax earnings	$39.3 million	$47.9 million
Pre-tax margin	19.4%	22.6%
     “Higher interest rates and the slowdown in the mortgage and real estate markets had a dampening effect on the normal seasonal improvement in the title business during the second quarter,” said Chairman of the Board William P. Foley, II. “However, we continue to run our title business through a strict adherence to operating metrics, allowing us to generate a 9.6% pre-tax margin, despite the difficult operating environment. We expect the second half of 2007 to remain a challenge and we will continue to monitor order counts and employee headcount in our quest to maximize earnings from our title business.”
     “Our specialty insurance business performed well during the quarter, as flood insurance contributed nearly 10% revenue growth and the homeowner’s business posted a 62% loss ratio. Additionally, Sedgwick generated $164 million in revenue, while continuing to produce its consistent EBITDA margin. Finally, we continue to move forward on our Ceridian acquisition, in partnership with Thomas H. Lee Partners. Ceridian shareholders will vote on the acquisition at the Ceridian annual shareholders meeting, which has been set for September 12, 2007.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, specialty insurance and claims management services. FNF is one of the nation’s largest title insurance companies through its title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — that issue approximately 28 percent of all title insurance policies in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Six months ended
	June 30,		June 30,
	2007	2006	2007	2006
	(Unaudited)		(Unaudited)

Direct title premiums	$448,504	$525,450	$867,101	$994,372
Agency title premiums	597,862	690,530	1,140,008	1,296,584

Total title premiums	1,046,366	1,215,980	2,007,109	2,290,956
Escrow and other title-related fees	283,308	287,197	528,114	540,724

Total title and escrow	1,329,674	1,503,177	2,535,223	2,831,680

Transaction processing services	—	976,067	—	1,819,266
Specialty insurance	99,731	97,708	194,729	204,451
Interest and investment income	45,205	48,152	95,164	99,515
Realized gains and losses	3,899	5,625	10,281	17,555
Other	16,168	14,040	28,342	26,801

Total revenue	1,494,677	2,644,769	2,863,739	4,999,268

Personnel costs	452,752	891,841	888,012	1,769,772
Other operating expenses	296,221	602,061	530,662	1,095,405
Agent commissions	462,876	529,082	883,033	998,789
Depreciation and amortization	31,192	137,969	60,546	262,600
Claim loss expense	113,083	124,075	224,069	238,567
Interest expense	12,435	62,960	24,412	117,605

Total expenses	1,368,559	2,347,988	2,610,734	4,482,738

Earnings before income taxes	126,118	296,781	253,005	516,530
Income tax expense	40,471	110,402	85,516	192,149
Minority interest	812	53,758	(745)	85,389

Net earnings	$84,835	$132,621	$168,234	$238,992

Net earnings per share — basic	$0.39	$0.76	$0.77	$1.38

Net earnings per share — diluted	$0.38	$0.76	$0.75	$1.38

Weighted average shares — basic	218,707	173,475	218,860	173,475

Weighted average shares — diluted	222,969	173,647	222,940	173,651

Direct operations orders opened	622,100	847,900	1,274,500	1,679,300
Direct operations orders closed	408,700	554,100	799,100	1,080,800

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
June 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,445,573	$1,320,761	$99,731	25,081

Interest and investment income	45,205	42,459	4,071	(1,325)
Realized gains and losses	3,899	137	3	3,759

Total revenue	1,494,677	1,363,357	103,805	27,515
Personnel costs	452,752	425,707	11,814	15,231
Other operating expenses	296,221	233,324	41,565	21,332
Agent commissions	462,876	462,852	—	24
Depreciation and amortization	31,192	28,172	1,512	1,508
Claim loss expense	113,083	78,478	34,605	—
Interest expense	12,435	3,723	449	8,263

Total expenses	1,368,559	1,232,256	89,945	46,358

Pretax earnings	126,118	131,101	13,860	(18,843)

Pretax margin	8.4%	9.6%	13.4%	—

Open orders	622,100	622,100	—	—
Closed orders	408,700	408,700	—	—

Six Months Ended			Specialty	Corporate
June 30, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$2,758,294	$2,521,677	$194,729	41,888

Interest and investment income	95,164	84,468	8,074	2,622
Realized gains and losses	10,281	3,298	(28)	7,011

Total revenue	2,863,739	2,609,443	202,775	51,521

Personnel costs	888,012	836,280	23,413	28,319
Other operating expenses	530,662	431,732	62,617	36,313
Agent commissions	883,033	882,903	—	130
Depreciation and amortization	60,546	55,089	3,070	2,387
Claim loss expense	224,069	150,534	73,535	—
Interest expense	24,412	7,032	854	16,526

Total expenses	2,610,734	2,363,570	163,489	83,675

Pretax earnings	253,005	245,873	39,286	(32,154)

Pretax margin	8.8%	9.4%	19.4%	—

Open orders	1,274,500	1,274,500	—	—
Closed orders	799,100	799,100	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended					Specialty	Corporate
June 30, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$2,590,992	($45,428)	$1,512,775	$1,021,947	$97,708	$3,990

Interest and investment income	48,152	—	39,228	1,430	3,793	3,701
Realized gains and losses	5,625	—	4,558	1,016	(52)	103

Total revenue	2,644,769	(45,428)	1,556,561	1,024,393	101,449	7,794

Personnel costs	891,841	(6,697)	466,221	415,992	11,067	5,258
Other operating expenses	602,061	(20,478)	233,607	342,541	40,000	6,391
Agent commissions	529,082	(18,253)	544,169	—	—	3,166
Depreciation and amortization	137,969	—	27,194	110,374	1,502	(1,101)
Claim loss expense	124,075	—	91,017	120	33,082	(144)
Interest expense	62,960	—	2,872	49,033	325	10,730

Total expenses	2,347,988	(45,428)	1,365,080	918,060	85,976	24,300

Pretax earnings	296,781	—	191,481	106,333	15,473	(16,506)

Pretax margin	11.2%	—	12.3%	10.4%	15.3%	—

Open orders	847,900	—	697,200	150,700	—	—
Closed orders	554,100	—	473,800	80,300	—	—

Six Months Ended					Specialty	Corporate
June 30, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$4,882,198	($103,164)	$2,853,521	$1,922,882	$204,451	$4,508

Interest and investment income	99,515	—	77,845	3,139	7,449	11,082
Realized gains and losses	17,555	—	17,187	2,039	(56)	(1,615)

Total revenue	4,999,268	(103,164)	2,948,553	1,928,060	211,844	13,975

Personnel costs	1,769,772	(11,932)	918,656	829,212	22,382	11,454
Other operating expenses	1,095,405	(54,364)	443,228	628,605	71,027	6,909
Agent commissions	998,789	(36,868)	1,032,537	—	—	3,120
Depreciation and amortization	262,600	—	53,431	207,169	2,972	(972)
Claim loss expense	238,567	—	171,738	185	66,951	(307)
Interest expense	117,605	—	4,954	92,301	581	19,769

Total expenses	4,482,738	(103,164)	2,624,544	1,757,472	163,913	39,973

Pretax earnings	516,530	—	324,009	170,588	47,931	(25,998)

Pretax margin	10.3%	—	11.0%	8.8%	22.6%	—

Open orders	1,679,300	—	1,381,000	298,300	—	—
Closed orders	1,080,800	—	910,100	170,700	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	June 30,	December 31,
	2007	2006
	(Unaudited)

Cash and investment portfolio	$4,830,915	$4,798,195
Goodwill	1,195,133	1,154,298
Title Plant	330,934	324,155
Total assets	7,365,920	7,259,559
Notes payable	505,230	491,167
Reserve for claim losses	1,229,104	1,220,636
Secured trust deposits	871,161	905,461
Total stockholders’ equity	3,554,426	3,474,368
Book value per share	16.09	15.75

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2006
(In thousands except per share amounts)

			FNF Capital
			pro forma	Other Pro
	Historical	FIS pro forma	adjustments	Forma		FNF
	FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma

Total title and escrow	$1,503,177	($18,488)	—	$18,253	(3)	$1,502,942
Transaction processing	976,067	(1,003,459)	—	27,392	(3)	—
Specialty insurance	97,708	—	—	—		97,708
Interest and investments income	48,152	(1,430)	(39)	—		46,683
Realized gains and losses	5,625	(1,016)	—	—		4,609
Other income	14,040	—	(2,108)	—		11,932

Total revenue	$2,644,769	($1,024,393)	(2,147)	$45,645		$1,663,874

Personnel costs	891,841	(415,992)	(666)	6,697	(4)	481,880
Other operating expenses	602,061	(342,541)	(234)	20,695	(4)	273,281
				(6,700)	(5)
Agent commissions	529,082	—	—	18,253	(6)	547,335
Depreciation and amortization	137,969	(110,374)	(6)	—		27,589
Provision for claim losses	124,075	(120)	—	—		123,955
Interest expense	62,960	(49,033)	(915)	198	(7)	13,210

Total expenses	2,347,988	(918,060)	(1,821)	39,143		1,467,250

Earnings before income taxes	296,781	(106,333)	(326)	6,502		196,624
Income tax expense	110,402	(40,621)	378	(357)		69,802
Minority interest	53,758	317	—	(52,304)	(8)	1,771

Net income	$132,621	($66,029)	(704)	$59,163		$125,051

Net income per share-basic						$0.57

Pro forma weighted average shares-basic						219,000	(9)

Net income per share-diluted						$0.56

Pro forma weighted average shares-diluted						222,000	(9)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(In thousands except per share amounts)

			FNF Capital
			pro forma	Other Pro
	Historical	FIS pro forma	adjustments	Forma		FNF
	FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma

Total title and escrow	$2,831,680	($37,103)	—	$36,868	(3)	$2,831,445
Transaction processing	1,819,266	(1,885,779)	—	66,513	(3)	—
Specialty insurance	204,451	—	—	—		204,451
Interest and investments income	99,515	(3,139)	(58)	—		96,318
Realized gains and losses	17,555	(2,039)	—	—		15,516
Other income	26,801	—	(4,371)	—		22,430

Total revenue	$4,999,268	($1,928,060)	(4,429)	$103,381		$3,170,160

Personnel costs	1,769,772	(829,212)	(1,536)	11,932	(4)	950,956
Other operating expenses	1,095,405	(628,605)	(397)	54,581	(4)	514,284
				(6,700)	(5)
Agent commissions	998,789	—	—	36,868	(6)	1,035,657
Depreciation and amortization	262,600	(207,169)	(13)	—		55,418
Provision for claim losses	238,567	(185)	—	—		238,382
Interest expense	117,605	(92,301)	(1,758)	357	(7)	23,903

Total expenses	4,482,738	(1,757,472)	(3,704)	97,038		2,818,600

Earnings before income taxes	516,530	(170,588)	(725)	6,343		351,560
Income tax expense	192,149	(65,207)	206	(2,344)		124,804
Minority interest	85,389	6	—	(82,518)	(8)	2,877

Net income	$238,992	($105,387)	(931)	$91,205		$223,879

Net income per share-basic						$1.02

Pro forma weighted average shares-basic						219,000	(9)

Net income per share-diluted						$1.01

Pro forma weighted average shares-diluted						222,000	(9)

FIDELITY NATIONAL FINANCIAL, INC.
NOTES TO UNAUDITED PRO FORMA SUMMARY OF EARNINGS
Notes to Unaudited Pro Forma Summary of Earnings for the Three-Month and Six-Month Periods Ended June 30, 2006
     This pro forma summary of earnings includes the historical statements of continuing operations of FNF and removes the results of operations of FIS, FNF Capital and FNF minority interest expense relating to FIS and FNT, as though the reorganization transaction that occurred in the fourth quarter of 2006 had occurred on January 1, 2006.
(1)	This column represents the historical results of operations of FIS as included in FNF’s consolidated results of operations for the periods presented.

(2)	This column represents the historical results of operations of FNF Capital as included in FNF’s consolidated results of operations for the periods presented.

(3)	This represents the intercompany revenues relating to various agreements recorded on FIS’ income statement that had already been eliminated from the consolidated results of operations of FNF. These revenues amounted to $45.6 million and $103.4 million, respectively, for the three-month and six-month periods ended June 30, 2006.

(4)	This represents the intercompany expenses related to various agreements that were eliminated in the consolidated results of operations of FNF, but are third-party expenses subsequent to the reorganization transaction. These expenses amounted to $27.4 million and $66.5 million, respectively, for the three-month and six-month periods ended June 30, 2006.

(5)	This represents transaction costs related to the reorganization, all of which have been excluded from the pro forma summary of earnings. These costs amounted to $6.7 million for the three-month and six-month periods ended June 30, 2006.

(6)	This represents the additional agent commissions paid by FNF to FIS that were previously eliminated in the consolidated results of FNF, but are a third-party expense subsequent to the reorganization transaction. These commissions amounted to $18.3 million and $36.9 million, respectively, for the three-month and six-month periods ended June 30, 2006.

(7)	This represents intercompany interest expense that is a third-party expense subsequent to the reorganization transaction. These expenses amounted to $0.2 million and $0.4 million, respectively, for the three-month and six-month periods ended June 30, 2006.

(8)	This represents the elimination of the minority interest expense recorded by FNF relating to its earnings in FIS and FNT. Minority interest expense relating to FIS was $31.9 million and $48.3 million, respectively, for the three-month and six-month periods ended June 30, 2006. Minority interest relating to FNT was $20.4 million and $34.2 million, respectively, for the three-month and six-month periods ended June 30, 2006.

(9)	Amounts presented approximate the actual number of basic and diluted weighted average shares outstanding subsequent to the reorganization transaction.
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